Exhibit 10.10

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING SERVES AS A FINANCING STATEMENT FILED AS A FIXTURE FILING PURSUANT TO §7-9A-502(c), CODE OF ALABAMA, 1975, AS AMENDED, AND SHOULD BE CROSS INDEXED IN THE INDEX OF FIXTURE FILINGS.

Space above this line for recorder’s use

MORTGAGE,

ASSIGNMENT OF RENTS AND LEASES,

SECURITY AGREEMENT AND FIXTURE FILING

THIS MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (“Security Instrument”) is made as of this 30th day of November, 2007 by CV APARTMENTS, LLC, an Alabama limited liability company, as mortgagor (“Borrower”), to CAPMARK BANK, a Utah industrial bank (together with its successors and assigns, “Lender”).

BACKGROUND

Borrower and Lender are entering into a certain Loan Agreement of even date herewith (“Loan Agreement”) pursuant to which Lender will make a loan (“Loan”) to Borrower in the maximum principal amount of $11,000,000.00. The Loan will also be evidenced by Borrower’s promissory notes to Lender of even date herewith; a promissory note in the original principal amount of $6,825,000.00 (“Note A”) and a promissory note in the original principal amount of $4,175,000.00 (“Note B”, together with Note A referred to collectively herein as the “Note”). Borrower desires to secure payment and performance of Borrower’s obligations in respect of the Loan by granting to Lender the security described in this Security Instrument.

NOW, THEREFORE, to induce Lender to make the Loan to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Borrower agrees as follows:

ARTICLE 1

DEFINED TERMS

1.01 Defined Terms. Capitalized terms used in this Security Instrument and not specifically defined in this Security Instrument have the meaning provided in the Loan Agreement.

ARTICLE 2

GRANT OF SECURITY

2.01 Property Mortgaged. Borrower does hereby irrevocably deed, mortgage, grant, bargain, sell, assign, pledge, warrant, transfer and convey to Lender, and to its successors and assigns as Lender, as security for the Obligations, with power of sale, the following property, rights, interests and estates, now owned or hereafter acquired by Borrower (collectively, “Property”):

(a) Land. The land described in Exhibit A attached hereto and made a part hereof, together with all estates and development rights now existing or hereafter acquired for use in connection therewith (“Land”);

(b) Additional Land. All land that, from time to time, by supplemental deed or otherwise, may be expressly made subject to this Security Instrument, and all estates and development rights hereafter acquired by Borrower for use in connection with such land (also, the “Land”);

(c) Improvements. All buildings, structures, improvements and fixtures now or hereafter erected or located on the Land (“Improvements”);

(d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Property and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof, and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Property and every part and parcel thereof, with all appurtenances thereto;

(e) Fixtures and Personal Property. All machinery, equipment, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), furnishing, building supplies and materials, and all other personal property of every kind and nature whatsoever owned by Borrower (or in which Borrower has or hereafter acquires an interest) and now or hereafter located upon, or appurtenant to, the Property or used or useable in the present or future operation and occupancy of the Property, along with all accessions, replacements, betterments, or substitutions of all or any portion thereof (collectively, “Personal Property”);

(f) Leases and Rents. All leases, subleases, licenses and other agreements granting others the right to use or occupy all or any part of the Property together with all restatements, renewals, extensions, amendments and supplements thereto (“Leases”), now existing or hereafter entered into, and whether entered before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code, and all of Borrower’s right, title and interest in the Leases, including, without limitation (i) all guarantees, letters of credit and any other credit support given by any tenant or guarantor in connection therewith (“Lease Guaranties”), (ii) all cash, notes, or security deposited thereunder to secure the performance by the tenants of their obligations thereunder (“Tenant Security Deposits”), (iii) all claims and rights to the payment of damages and other claims arising from any rejection by a tenant of its Lease under the Bankruptcy Code (“Bankruptcy Claims”), (iv) all of the landlord’s rights in casualty or condemnation proceeds of a tenant in respect of the leased premises (“Tenant Claims”), (v) all rents, ground rents, additional rents, revenues, termination and similar payments, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Property (collectively with the Lease Guaranties, Tenant Security Deposits, Bankruptcy Claims and Tenant Claims, “Rents”), whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code, (vi) all proceeds or streams of payment from the sale or other disposition of the Leases or disposition of any Rents, and (vii) the right to receive and apply the Rents to the payment of the Debt and to do all other things which Borrower or a lessor is or may become entitled to do under the Leases or with respect to the Rents;

(g) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(h) Insurance Proceeds. All proceeds of, and any unearned premiums on, any insurance policies covering the Property, including, without limitation, the exclusive right to receive and apply the proceeds of any claim awards, judgments, or settlements made in lieu thereof, for damage to the Property;

(i) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in Taxes, including, without limitation, rebates as a result of tax certiorari or any other applications or proceedings for reduction;

(j) Operating Agreements. All contracts (including, without limitation, service, supply, maintenance and construction contracts), registrations, franchise agreements, permits, licenses (including, without limitation, liquor licenses, if any, to the fullest extent assignable by Borrower), plans and specifications, and other agreements, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Property, or respecting any business or activity conducted by Borrower from the Property, and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, while an Event of Default remains uncured, to receive and collect any sums payable to Borrower thereunder (collectively, “Operating Agreements”);

(k) Rate Cap Agreements. All interest rate cap agreements, swaps or other interest hedging agreements now or hereafter executed with respect to the Loan or to guard against interest rate exposure in connection with the Loan, if any;

(l) Intangibles. All accounts, escrows, chattel paper, claims, deposits, trade names, trademarks, service marks, logos, copyrights, books and records, goodwill, and all other general intangibles relating to or used in connection with the operation of the Property;

(m) Accounts. All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property (including, without limitation, the Borrower Operating Account and all reserves, escrows, deposit accounts and lockbox accounts, if any, established pursuant to the Loan Agreement), together with all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property from time to time held therein, and all proceeds, products, distributions, dividends or substitutions thereon or thereof;

(n) Rights to Conduct Legal Actions. The right, in the name and on behalf of Borrower, to commence any action or proceeding to protect the interest of Lender in the Property and to appear in and defend any action or proceeding brought with respect to the Property;

(o) Proceeds. All proceeds and profits arising from the conversion, voluntary or involuntary, of any of the foregoing into cash (whether made in one payment or a stream of payments) and any liquidation claims applicable thereto; and

(p) Rights. Any and all other rights of Borrower in and to the items set forth in the foregoing subsections (a) through (o), inclusive, and in and to the Property.

TO HAVE AND TO HOLD the above granted and described Property unto Lender, and its successors and assigns, with power of sale in accordance with the terms and conditions hereof, forever; subject, however, to Section 2.05 below.

2.02 Grant of Security Interest; Security Agreement. Borrower hereby grants to Lender, as security for the Obligations, a security interest in the Property to the fullest extent that the Property now or hereafter may be subject to a security interest under the UCC. Borrower intends for this Security Instrument to be a “security agreement” within the meaning of the UCC. Borrower hereby irrevocably authorizes Lender to prepare, execute and file all initial financing statements, and any restatements, extensions, continuations, renewals or amendments thereof, in such form as Lender may require to perfect or continue the perfection of this security interest or other statutory liens held by Lender. Unless prohibited by applicable law, Borrower agrees to pay all reasonable expenses incident to the preparation, execution, filing and/or recording of any of the foregoing. With respect to any of the Property in which a security interest is not perfected by the filing of a financing statement, Borrower consents and agrees to undertake, and to cooperate fully with Lender, to perfect the security interest hereby granted to Lender in the Property. Without limiting the foregoing, if and to the extent any of the Property is held by a bailee for the benefit of Borrower, Borrower shall promptly notify Lender thereof and, if required by Lender, promptly obtain an acknowledgment from such bailee that is satisfactory to Lender and confirms that such bailee holds the Property for the benefit of Lender as secured party and shall only act upon instructions from Lender with respect to the Property.

2.03 Assignment of Leases and Rents.

(a) Rights Granted to Lender. Borrower hereby absolutely and unconditionally assigns to Lender all of Borrower’s right, title and interest in and to all current and future Leases and Rents. Borrower hereby declares its intention to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and Leases and to authorize and empower Lender to collect and receive all Rents and exercise all of Borrower’s rights under the Leases (including, without limitation, the right to modify, extend or terminate any Lease) without any further action by Borrower; it being intended that this assignment is effective immediately and not an assignment made for security only, not withstanding any provision hereof to the contrary. For purposes of giving effect to this assignment of Rents and Leases and for no other purpose, Rents and Leases shall not be deemed to be part of the “Property” as that term is defined in Section 2.01 of this Security Instrument. If, however, this assignment of Rents and Leases is not enforceable by its terms under the laws of the State where the Property is located, then Rents and Leases shall be included as part of the Property and it is Borrower’s intention that, in this circumstance, this Security Instrument creates and perfects a lien of the Rents and Leases in favor of Lender, which lien shall be effective as of the date of this Security Instrument.

(b) License to Borrower; Revocation. Nevertheless, subject to the terms of this Security Instrument and the Loan Agreement, Lender grants to Borrower a revocable license (i) to manage the leasing activities of the Property as contemplated by the Loan Agreement, (ii) to exercise all of Borrower’s rights under the Leases and (iii) to collect and receive the Rents in trust for Lender and to apply the Rents to discharge all current amounts due on the Debt and to pay the current costs of managing, operating and maintaining the Property. So long as no Event of Default exists, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument. From and after the occurrence of an Event of Default, and without the necessity of notice or prior demand or Lender’s entering upon and taking and maintaining control of the Property (whether directly or through a receiver), the license granted to Borrower by this Section shall terminate automatically, and Lender shall be entitled to receive and collect the Rents as they become due and payable and exercise all of Borrower’s rights or the rights of lessor under the Leases and with respect to the Rent. Lender’s right to revoke the license granted to Borrower is in addition to all other rights and remedies available to Lender following an Event of Default.

(c) No Obligations Assumed by Lender. Neither the granting of this assignment to Lender, nor Lender’s exercise of any rights or remedies with respect to this assignment, shall be construed (i) to make Lender a “mortgagee in possession” of the Property in the absence of Lender itself taking actual possession of the Property or (ii) to obligate Lender to take any action with respect to the Leases, including, without limitation, the performance of any obligation to be performed on the part of Borrower under any of the Leases, which shall remain exclusively with Borrower. Without limiting the foregoing, this assignment shall not operate to place on Lender any obligation or liability for: (i) the control, care, management or repair of the Property; (ii) for carrying out any of the terms and conditions of the Leases; (iii) any waste committed on the Property by tenants or any other parties; (iv) any dangerous or defective condition of the Property (including, without limitation, the presence of any Hazardous Materials as defined in the Environmental Indemnity); or (v) any negligence in the management, upkeep, repair or control of the Property resulting in injury or death to any tenant or any other party or any loss of personal property. Borrower, for itself and any party claiming under or through Borrower, hereby releases and discharges Lender from any such liability to the fullest extent permitted by law. Lender shall be obligated to account only for Rents actually collected or received by Lender, and Lender shall not be liable for any loss sustained by Borrower resulting from Lender’s failure to lease the Property after an Event of Default.

2.04 Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the UCC) on the Land, and this Security Instrument upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of the UCC upon such of the Property that is or will become fixtures.

2.05 Pledge of Monies Held. Borrower hereby pledges to Lender, as security for the Obligations, all money now or hereafter held by Lender in escrow or reserve or on deposit pursuant to the terms hereof or pursuant to the Loan Agreement or any other Loan Document, until expended or applied as provided in this Security Instrument or such other Loan Document.

2.06 Release of Security. The grants, mortgage, liens, security interests, assignments, pledges and transfers by this Security Instrument are subject to the express condition that, if Borrower pays to Lender the Debt at the time and in the manner provided in the Loan Agreement and performs all Obligations when and as required by the Loan Agreement and each other Loan Document, Lender shall release the Property from the grants, mortgage, liens, security interests, assignments, pledges and transfers created by this Security Instrument and reconvey the Property to Borrower. Lender shall prepare (at Borrower’s expense) and deliver to Borrower such documents as are necessary to effect such release and reconveyance.

ARTICLE 3

DEBT AND OBLIGATIONS SECURED

3.01 Debt. This Security Instrument and the interests created in favor of Lender hereunder are given for the purpose of securing (a) payment of principal, interest and all other amounts due at anytime under the Loan Agreement, the Note and each of the other Loan

Documents, including, without limitation, interest at the Default Rate, any late fee for delinquent payment, the Prohibited Prepayment Fee, the Prepayment Fee, and the Exit Fee (if any) as provided in the Loan Agreement, and amounts advanced by Lender to protect and preserve the Property and the Liens hereby created for the benefit of Lender (collectively “Debt”), and (b) performance of all obligations of Borrower contained in the Loan Agreement, the Note and each of the other Loan Documents (collectively with the Debt, “Obligations”). Notwithstanding any provision of this Security Instrument to the contrary, the obligations of Borrower and the other indemnitors under the Environmental Indemnity shall not be deemed secured by this Security Instrument unless and until Lender expressly declares in writing such obligations to be secured hereby.

ARTICLE 4

BORROWER COVENANTS

4.01 Payment of Debt and Performance of Obligations. Borrower will pay the Debt at the time and in the manner provided in the Loan Documents and fully and punctually perform the Obligations when and as required by the Loan Documents. Borrower may not prepay the Debt except in strict accordance with the Loan Agreement.

4.02 Compliance with Loan Agreement. Borrower shall comply with all covenants and agreements in the Loan Agreement, and other Loan Documents, including, without limitation, all obligations regarding the ownership, operation, management and condition of the Property and the protection and perfection of the Liens hereby created in favor of Lender. Without limiting the foregoing, Borrower agrees:

(a) No Transfers of the Property or Interests in Borrower. Borrower shall not cause or permit any Transfer of the legal or beneficial ownership of the Property, Borrower or SPE Equity Owner in violation of the Loan Agreement.

(b) Payment of Taxes and Other Lienable Charges. Borrower shall pay all Taxes and Other Charges assessed or imposed against the Property when and as required by the Loan Agreement.

(c) Insurance. Borrower shall obtain and maintain, in full force and effect at all times, all insurance with respect to Borrower and the Property as required by the Loan Agreement.

(d) Obligations upon Condemnation or Casualty. Borrower shall comply with all obligations required under the Loan Agreement in the event the Property is damaged by a Casualty or becomes involved in any Condemnation. All proceeds or awards recovered or payable to Borrower as a result of a Casualty or Condemnation shall be paid to, and administered by Lender, in accordance with the Loan Agreement.

(e) Leases and Rents. Borrower shall not enter into any Leases for all or any portion of the Property unless in accordance with the Loan Agreement.

(f) Operating Agreements. Borrower shall observe and perform in a timely manner each and every obligation to be observed or performed by Borrower pursuant to the terms of each Operating Agreement and shall not terminate any Operating Agreement unless otherwise permitted in accordance with the Loan Agreement.

4.03 Warranty of Title. Borrower has good, marketable and insurable fee simple title of record to the Property, free and clear of all liens, encumbrances and charges whatsoever except for the Permitted Encumbrances. Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all Persons whomsoever.

ARTICLE 5

SUBROGATION

5.01 Subrogation. If the Loan is used to pay, satisfy, discharge, extend or renew any indebtedness secured by a pre-existing mortgage, or other lien encumbering the Property (“Prior Lien”), then to the extent of funds so used, Lender shall automatically, and without further action on its part, be subrogated to all rights, including lien priority, held by the holder of the indebtedness secured by the Prior Lien, whether or not the Prior Lien is released, and such former rights are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for payment of the Debt and performance of the Obligations.

ARTICLE 6

DEFAULT

6.01 Events of Default. The occurrence of an “Event of Default” as that term is defined under the Loan Agreement shall constitute an “Event of Default” under this Security Instrument.

6.02 Remedies. If an Event of Default occurs, Lender may, at its option, and without prior notice or demand, exercise and hereby is authorized and empowered by Borrower so to exercise, any or all of the remedies set forth in the Loan Agreement (including, without limitation, the right to accelerate the Loan) or otherwise permitted by law or in equity.

6.03 Cumulative Remedies; No Waiver; Other Security. Lender’s remedies under this Security Instrument are cumulative with the remedies provided in the other Loan Documents, by law or in equity and may be exercised independently, concurrently or successively in Lender’s sole discretion and as often as occasion therefor shall arise. Lender’s delay or failure to accelerate the Loan or exercise any other remedy upon the occurrence of an Event of Default shall not be deemed a waiver of such right as remedy. No partial exercise by Lender of any right or remedy will preclude further exercise thereof. Notice or demand given to Borrower in any instance will not entitle Borrower to notice or demand in similar or other circumstances nor constitute Lender’s waiver of its right to take any future action in any circumstance without notice or demand (except where expressly required by this Security Instrument to be given).

Lender may release other security for the Debt, may release any party liable for the Debt, may grant extensions, renewals or forbearances with respect thereto, may accept a partial or past due payment or grant other indulgences, or may apply any other security held by it to payment of the Debt, in each case without prejudice to its rights under this Security Instrument and without such action being deemed an accord and satisfaction or a reinstatement of the Debt. Lender will not be deemed as a consequence of its delay or failure to act, or any forbearances granted, to have waived or be estopped from exercising any of its rights or remedies.

6.04 Enforcement Costs. Borrower shall pay, on written demand by Lender, all costs incurred by Lender in (a) collecting any amount payable under the Loan Documents, or (b) enforcing its rights under the Loan Documents, in each case whether or not legal proceedings are commenced. Such fees and expenses include, without limitation, reasonable fees for attorneys, paralegals, law clerks and other hired professionals, a reasonable assessment of the cost of services performed by Lender’s default management staff, court fees, costs incurred in connection with pre-trial, trial and appellate level proceedings, including discovery, and costs incurred in post-judgment collection efforts or in any bankruptcy proceeding. Amounts incurred by Lender shall be added to the Debt, shall be immediately due and payable, and shall bear interest at the Default Rate from the date of disbursement until paid in full, if not paid in full within five (5) days after Lender’s written demand for payment.

6.05 Application of Proceeds. The proceeds from disposition of the Property shall be applied by Lender to the payment of the Debt (including, without limitation, advances made by Lender and enforcement costs incurred by Lender) in such priority and proportion as Lender determines in its sole discretion.

6.06 Continuing Lien; Right to Release Property. If less than all of the Property is, at any time, sold through foreclosure, power of sale, or otherwise, or if Lender releases any portion of the Property (for whatever consideration Lender deems appropriate), this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property, unimpaired and without loss of priority.

6.07 LIMITATION ON PERSONAL LIABILITY. NOTWITHSTANDING ANY PROVISION HEREOF TO THE CONTRARY, BORROWER’S PERSONAL LIABILITY FOR PAYMENT OF THE DEBT AND PERFORMANCE OF THE OBLIGATIONS IS LIMITED HEREUNDER IN THE SAME MANNER AND TO THE SAME EXTENT AS EXPRESSLY PROVIDED IN THE LOAN AGREEMENT.

ARTICLE 7

WAIVER OF RIGHT OF REDEMPTION AND OTHER RIGHTS

7.01 Waiver of Rights of Redemption, Marshalling and Other Rights. Borrower hereby waives, to the fullest extent permitted by law, the benefit of all laws, now or hereafter in force, providing for (a) the valuation or appraisement of the Property, or any part thereof, prior to any sale or sales thereof pursuant to this Security Instrument or any decree, judgment or order of a court of competent jurisdiction; (b) the right to stay or extend any such proceeding, to have this

Security Instrument reinstated or to redeem the Property or any portion thereof so sold; (c) rights of marshalling relating to any such sale or sales; (d) any right to require that the Property be sold as separate tracts or units in connection with enforcement of this Security Instrument; and (e) the benefit of any moratorium, exemption or homestead rights now or hereafter provided. Borrower makes such waivers on its own behalf and on behalf of all parties now or hereafter claiming or having an interest (direct or indirect) by, through or under Borrower.

7.02 Waiver of Counterclaim. Borrower hereby waives, to the fullest extent permitted by law, the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of, or in any way connected with, the Obligations.

7.03 Waiver of Foreclosure Defense. Borrower hereby waives, to the fullest extent permitted by law, any defense Borrower might have by reason of Lender’s failure to make any tenant or tenant of the Property a party defendant in any foreclosure instituted by Lender.

7.04 Waiver of Notices Generally. Borrower hereby waives, to the fullest extent permitted by law, its rights to notice from Lender except when this Security Instrument or the other Loan Documents expressly provides for Lender to give notice to Borrower.

7.05 Waiver of Statute of Limitations and Laches. Borrower hereby waives, to the fullest extent permitted by law, the benefit of any statute of limitations or laches defense to payment of the Debt or performance of the Obligations.

7.06 WAIVER OF TRIAL BY JURY. BORROWER WAIVES ITS RIGHT, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AGREES NOT TO ELECT, A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER.

7.07 Consent to Jurisdiction. Borrower hereby consents and submits to the exclusive jurisdiction and venue of any state or federal court sitting in the county and state where the Land is located with respect to any legal action or proceeding arising with respect to this Security Instrument or any other Loan Document and waives all objections which it may have to such jurisdiction and venue. Nothing herein shall, however, preclude or prevent Lender from bringing actions against Borrower in any other jurisdiction as may be necessary to enforce or realize upon the security herein provided.

ARTICLE 8

MISCELLANEOUS PROVISIONS

8.01 Incorporation from Loan Agreement. All provisions of Articles 17 and 18, inclusive, of the Loan Agreement are incorporated into this Security Instrument by this reference, as if fully reproduced herein.

8.02 Further Acts. Borrower, at Borrower’s expense, agrees to take such further actions and execute such further documents as Lender reasonably may request to carry out the intent of this Security Instrument or to establish and protect the rights and remedies created or intended to be created in favor of Lender hereunder or to protect the value of the Property and the Liens and security hereby created in favor of Lender. Borrower agrees to pay all filing, registration or recording fees or taxes, and all expenses incident to the preparation, execution, acknowledgement or filing/recording of this Security Instrument or any such instrument of further assurance, except where prohibited by law so to do.

8.03 No Third Party Beneficiary. Notwithstanding any provision of this Security Instrument to the contrary, this Security Instrument is not intended by the parties to create, and shall not create, benefits on behalf of any tenant or other occupant of the Property or anyone claiming rights through any tenant or other occupant of the Property.

8.04 No Agency or Partnership. Nothing contained in this Security Instrument shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

ARTICLE 9

LOCAL LAW PROVISIONS

The provisions set forth below control in the event of any conflict with the other terms of this Security Instrument.

9.01 Acceleration of Maturity. If an Event of Default shall have occurred, then the entire Loan shall, at the option of Lender, immediately become due and payable without notice or demand, time being of the essence of this Security Instrument, and no omission on the part of Lender to exercise such option when entitled to do so shall be construed as a waiver of such right.

9.02 Right to Enter and Take Possession.

(a) If an Event of Default shall have occurred and be continuing, Borrower, upon demand of Lender, shall forthwith surrender to Lender the actual possession of the Property and, if and to the extent permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Property without the appointment of a receiver or an application therefor, and may exclude Borrower and its agents and employees wholly therefrom, and take possession of the books, papers and accounts of Borrower;

(b) If Borrower shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring upon Lender the right to immediate possession or requiring Borrower to deliver immediate possession of the Property to Lender. Borrower will pay to Lender, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Lender, its attorneys and agents, and all such expenses and compensation shall, until paid, become part of the Loan and shall be secured by this Security Instrument;

(c) Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Property and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Property insured; (iii) manage and operate the Property and exercise all of the rights and powers of Borrower to the same extent as Borrower could in its own name or otherwise act with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Lender, all as Lender from time to time may determine to be in its best interest. Lender may collect and receive all the rents, issues, profits and revenues from the Property, including those past due as well as those accruing thereafter, and, after deducting (A) all expenses of taking, holding, managing and operating the Property (including compensation for the services of all persons employed by such purposes); (B) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (C) the cost of such insurance; (D) such taxes, assessments and other similar charges as Lender may at its option pay; (E) other proper charges upon the Property or any part thereof; and (F) the reasonable compensation, expenses and disbursements of the attorneys and agents of Lender, Lender shall apply the remainder of the monies and proceeds so received by Lender, first, to the payment of accrued interest; second, to the payment of deposits required under this Security Instrument and to other sums required to be paid hereunder; and third, to the payment of overdue installments of principal. Anything in this Section 9.02 to the contrary notwithstanding, Lender shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as a result of any exercise by Lender of its rights under this Security Instrument, and Lender shall be liable to account only for the rents, incomes, issues and profits actually received by Lender;

(d) Whenever all such interest, deposits and principal installments and other sums due under any of the terms, covenants, conditions and agreements of this Security Instrument shall have been paid and all Events of Default shall have been cured, Lender shall surrender possession of the Property to Borrower, its successors and assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

9.03 Performance by Lender. Upon the occurrence of an Event of Default in the payment, performance or observance of any term, covenant or condition of this Security Instrument, Lender may, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Lender in connection therewith, with interest thereon at the Default Rate provided in the Note or at the maximum rate from time to time allowed by applicable law, whichever is less, shall be secured hereby and shall be, without demand, immediately repaid by Borrower to Lender. Lender shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Lender is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holder under Borrower. Notwithstanding anything to the contrary herein, Lender shall have no obligation, explicit or implied to pay, perform, or observe any term, covenant, or condition.

9.04 Receiver. If any Event of Default shall have occurred and be continuing, Lender, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice and without regard to the occupancy or value of any security for the Loan or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property and to collect and apply the rents, issues, profits and revenues thereof. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Land is situated. Borrower will pay unto Lender upon demand all expenses, including reasonable receiver’s fees, reasonable attorney’s fees, costs and agent’s compensation, incurred pursuant to the provisions of this Section 9.04, and upon any Borrower’s failure to pay the same, any such amounts shall be added to the Loan and shall be secured by this Security Instrument.

9.05 Lender’s Power of Enforcement and Power of Sale.

(a) In an Event of Default shall have occurred and be continuing, Lender may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term thereof or any other right, power or remedy hereunder, (ii) to foreclose this Security Instrument and to sell the Property, as an entirety or in separate lots or parcels, as provided by applicable law, and (iii) to pursue any other remedy available to it, all as Lender shall deem most effectual for such purposes. Lender shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, as Lender may determine.

(b) If an Event of Default shall have occurred, Lender may sell the Property at public outcry to the highest bidder for cash in front of the Court House door in the county where the property is located, either in person or by auctioneer, after having first given notice of the time, place and terms of sale by publication once a week for three (3) successive weeks prior to said sale in some newspaper published in said county, and, upon payment of the purchase money, Lender or any person conducting the sale for Lender is authorized to execute to the purchaser at said sale a deed to the premises so purchased. Lender may bid at said sale and purchase said premises, or any part thereof, if the highest bidder therefor. At the foreclosure sale the Property may be offered for sale and sold as a whole without first offering it in any other manner or may be offered for sale and sold in any other manner Lender may elect.

9.06 Purchase by Lender. Upon any foreclosure sale or sale of all or any portion of the Property under the power herein granted, Lender may bid for and purchase the Property and shall be entitled to apply all or any part of the Loan as a credit to the purchase price.

9.07 Application of Proceeds of Sale. In the event of a foreclosure or other sale of all or any portion of the Property, the proceeds of said sale shall be applied, first, to the expenses of such sale and of all proceedings in connection therewith, including reasonable attorneys’ fees (attorneys’ fees and expenses shall become absolutely due and payable whenever foreclosure is commenced); then to insurance premiums, liens, assessments, taxes and charges including utility charges advanced by Lender hereunder, and interest thereon; then to payment of the Loan and accrued interest thereon, in such order of priority as Lender shall determine, in its sole discretion; and finally the remainder, if any, shall be paid to Borrower, or to the person or entity lawfully entitled thereto.

9.08 Borrower as Tenant Holding Over. In the event of any such foreclosure sale or sale under the powers herein granted, Borrower (if Borrower shall remain in possession) shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily disposed according to provisions of law applicable to tenants holding over.

9.09 Waiver of Appraisement, Valuation, Etc. Borrower agrees, to the full extent permitted by law, that in case of a default on the part of Borrower hereunder, neither Borrower nor anyone claiming through or under Borrower will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, exemption or laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Security Instrument, or the absolute sale of the Property, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Borrower, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets subject to the security interest of this Security Instrument marshaled upon any foreclosure or sale under the power herein granted.

9.10 Waiver of Homestead. Borrower hereby waives and renounces all homestead and exemption rights provided for by the Constitution of the laws of the United States and of any state, in and to the Property and against the collection of the Loan, or any part thereof.

9.11 Discontinuance of Proceedings. In case Lender shall have proceeded to enforce any right, power or remedy under this Security Instrument by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Lender, then in every such case, Borrower and Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceedings had occurred.

9.12 Remedies Not Exclusive. Lender shall be entitled to enforce payment and performance of the Loan and to exercise all rights and powers under this Security Instrument or under any other of the Loan Documents or other agreement or under any laws now or hereafter in force, notwithstanding that some or all of the Loan may now or hereafter be otherwise secured, whether by mortgages, deeds of trust, deeds to secure debt, pledges, liens, assignments or otherwise. Neither the acceptance of this Security Instrument nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner effect Lender’s right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce this Security Instrument and any other security now or hereafter held by Lender in such order and manner as it or either of them may in their absolute discretion determine. No right or remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Lender or to which it otherwise may be entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Lender, and either of them may pursue inconsistent remedies.

9.13 Waivers. After consulting with and considering the advice of independent legal counsel selected by Borrower, Borrower makes the following arrangements, waivers and relinquishments knowingly and as a material inducement to Lender in making the Loan.

(a) No delay or omission by Lender or by any holder of the Note to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein, and every right, power and remedy given by this Security Instrument to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. No consent or waiver expressed or implied by Lender to or of any breach or default by Borrower in the performance of the obligations of Borrower hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Borrower hereunder. Failure on the part of Lender to complain of any act or failure to act or failure to declare an Event of Default, irrespective of how long such failure continues, shall not constitute failure to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of its rights hereunder or impair any rights, powers or remedies of Lender hereunder.

(b) No act or omission by Lender shall release, discharge, modify, change or otherwise affect the original liability under the Note or this Security Instrument or any other obligation of Borrower or any subsequent purchaser of the Property or any part thereof, or any maker, co-signer, endorser, surety or guarantor, nor preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any default then existing or of any subsequent default, nor alter the lien of this Security Instrument, except as expressly provided in an instrument or instruments executed by Lender. Without limiting the generality of the foregoing, Lender may (i) grant forbearance or an extension of time for payment of all or any portion of the Loan; (ii) take other or additional security for the payment of any of the Loan; (iii) waive or fail to exercise any right granted herein or in the Note; (iv) release any part of the Property from the security interest or lien of this Security Instrument or otherwise change any of the terms, covenants, conditions or agreements of the Note or this Security Instrument; (v) consent to the filing of any map, plat or replat affecting the Property; (vi) consent to the granting of any easement or other right affecting the Property; (vii) make or consent to any agreement subordinating the security title or lien hereof, or (viii) take or omit to take any action whatsoever with respect to the Note, this Security Instrument, the Property or any document or instrument evidencing, securing or in any way related to the Loan, all without releasing, discharging, modifying, changing or affecting any such liability, or precluding Lender from exercising any such right, power or privilege or affecting the lien of this Security Instrument. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Lender, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Property or the Loan, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

(c) Borrower waives and relinquishes any and all rights it may have, whether at law or equity, to require Lender to proceed to enforce or exercise any rights, powers and remedies it may have under the Loan Documents in any particular manner, in any particular order, or in any particular State or other jurisdiction. To the fullest extent that Borrower may do so, Borrower agrees that Borrower will not at any time insist upon, plead, claim, or take the benefit or advantage of any law now or hereafter in force providing for any valuation, appraisement, stay of execution or extension, and Borrower, for Borrower, Borrower’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law, hereby waives and releases all rights of valuation, appraisement, marshaling, stay of execution, and extension. Borrower further agrees that if any law referred to in this paragraph and now in force, of which Borrower, Borrower’s heirs, devisees, representatives, successors and assigns or other person might take advantage despite this paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this paragraph. Borrower expressly waives and relinquishes any and all rights and remedies that Borrower may have or be able to assert by reason of the laws of the State of jurisdiction pertaining to the rights and remedies of sureties.

(d) Borrower, and by acceptance hereof Lender, hereby mutually waive any right to a trial by jury on any claim, counterclaim, setoff, demand, action or cause of action (a) arising out of or in any way pertaining or relating to this Security Instrument, any other Loan Document, or any other instrument, document or agreement executed or delivered in connection herewith or therewith, or (b) in any way connected with or pertaining or relating to or incidental to any dealings of the parties hereto with respect to this Security Instrument, any other Loan Document, or any other instrument, document or agreement executed or delivered in connection herewith or therewith or in connection with any transactions related thereto or contemplated thereby or the exercise or either party’s rights and remedies thereunder, in all of the foregoing cases whether now existing or hereafter arising, and whether sounding in contract, tort or otherwise. Borrower and Lender agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive trial by jury, and that any dispute or controversy whatsoever between them shall instead be tried in a court of competent jurisdiction by a judge sitting without a jury. Borrower hereby certifies that no representative or agent of Lender, including Lender’s counsel, has represented, expressly or otherwise, that Lender would not, in the event of such dispute or controversy, seek to enforce the provisions of this paragraph, and Borrower acknowledges that Lender has, in part, been induced to make the Loan to Borrower in reliance on the provisions of this paragraph.

9.14 Suits to Protect the Property. Lender shall have power to institute and maintain such suits and proceedings as it may deem expedient (a) to prevent any impairment of the Property by any acts which may be unlawful or constitute a default under this Security Instrument; (b) to preserve or protect its interest in the Property and in the rents, issues, profits and revenues arising therefrom; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would materially impair the security hereunder or be prejudicial to the interest of Lender.

9.15 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower, its creditors or its property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire amount due and payable by Borrower under this Security Instrument at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.

[Remainder of page is blank; signatures appear on next page.]

IN WITNESS WHEREOF, the undersigned hereby signs, seals and delivers this Security Instrument.

CV APARTMENTS, LLC,
an Alabama limited liability company

By:	CV Manager, Inc., an Alabama corporation, its Manager

	By:	/s/ Philip P. Mulkey
	Name:	Philip P. Mulkey
	Title:	President

Notary Acknowledgement

STATE OF ALABAMA	§
	§	SS.
COUNTY OF SHELBY	§

On October 26, 2007, before me, Anne P. Marshall, a Notary Public for said state, personally appeared Philip P. Mulkey, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Anne P. Marshall
Notary Public
My commission expires: 03/12/2011
(SEAL)

EXHIBIT A

Description of the Land

Parcel I:

Part of Lot 13, T. T. Scott Survey, as recorded in the Probate Office of Jefferson County, Alabama, in Deed Volume 78, on Page 245, and as shown on the Map of Crestwood Green Second Sector as “Hughes Tax Tract 13”, said Crestwood Green Second Sector Map being recorded in said Probate Office in Map Book 112, on Page 49, said part being more particularly described as follows:

Beginning at the Northern corner of the line between Lots 18 and 19, in said Crestwood Green Second Sector, run West along the North line of said Lot 18 for a distance of 266.98 feet to a point on the East line of Lot 17, in said Crestwood Green Second Sector; thence turn an angle to the right of 88 degrees 57 minutes 45 seconds and run North along the East line of said Lot 17, and a Northerly extension of said East line, for a distance of 154.05 feet to a point on the South line of the Seaboard Airline Railroad Right of Way; thence turn an angle to the right of 89 degrees 57 minutes 14 seconds and run East along said railroad Right of Way line for a distance of 329.92 feet to a point on the West line of Lot 19, in said Crestwood Green Second Sector; thence turn an angle to the right of 90 degrees 02 minutes 46 seconds and run South along the West line of said Lot 19 for a distance of 160.29 feet; thence turn an angle to the right of 91 degrees 02 minutes 15 seconds and run West for a distance of 63.0 feet to the point of beginning.

Parcel II:

Lots 16, 17, 18 and 19, according to the Survey of Crestwood Green Second Sector, as recorded in Map Book 112, Page 49 in the Probate Office of Jefferson County, Alabama.

Parcel III:

Lots A, B and C, according to the Survey of Crestwood Green 1st Sector, as recorded in Map Book 107, Page 49 in the Probate Office of Jefferson County, Alabama.